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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2012
Date of Report (Date of earliest event reported)

ABBVIE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-35565 (Commission File Number)	32-0375147 (IRS Employer Identification No.)

1 North Waukegan Road
North Chicago, Illinois 60064
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

        On November 28, 2012, AbbVie Inc. ("AbbVie") entered into a separation and distribution agreement with Abbott Laboratories ("Abbott"), pursuant to which Abbott agreed to transfer its research-based pharmaceuticals business to AbbVie (the "Separation") and distribute 100% of the outstanding stock of AbbVie to the Abbott shareholders in a tax-free distribution (the "Distribution"). The Distribution was made on January 1, 2013 to Abbott shareholders of record as of the close of business on December 12, 2012. As a result of the Distribution, AbbVie is now an independent public company trading under the symbol "ABBV" on the New York Stock Exchange.

        In connection with the Separation and Distribution, on December 31, 2012, AbbVie entered into various agreements with Abbott to provide a framework for AbbVie's relationship with Abbott after the Separation and Distribution, including the following agreements:

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  a U.S. Transition Services Agreement;

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  an Ex-U.S. Transition Services Agreement;

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  a Tax Sharing Agreement;

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  a Special Products Master Agreement;

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  an Employee Matters Agreement;

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  an International Commercial Operations Agreement;

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  a Luxembourg International Commercial Operations Agreement;

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  an Information Technology Agreement; and

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  a Transitional Trademark License Agreement.

        A summary of these agreements can be found in AbbVie's information statement, dated December 10, 2012 (the "Information Statement"), which is included as Exhibit 99.1 to this Form 8-K, under the section entitled "Certain Relationships and Related Person Transactions." These summaries are incorporated by reference into this Item 1.01 as if restated in full. The description of those agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On December 31, 2012, the Board of Directors of AbbVie (the "Board") expanded its size from three directors to nine directors, effective as of immediately prior to 12:01 a.m., Eastern Time, on January 1, 2013 (the "Effective Time"). Each of Richard A. Gonzalez, the Chairman and Chief Executive Officer of AbbVie, Robert J. Alpern, M.D., Roxanne S. Austin, William H.L. Burnside, Edward M. Liddy, Edward J. Rapp, Roy S. Roberts, and Glenn F. Tilton were elected as a director of AbbVie, effective as of immediately prior to the Effective Time. Thomas C. Freyman and Greg W. Linder, who had been serving as members of the Board, ceased to be directors of AbbVie effective as of immediately prior to the Effective Time. Frederick H. Waddell, who had been elected to the Board effective November 29, 2012, remains on the Board and will continue to serve as a director of AbbVie following the Distribution. Biographical information on each of the directors elected to the Board, as well as on Frederick H. Waddell, can be found in AbbVie's Information Statement under the section entitled "Management—Board of Directors Following the Separation," which is incorporated by reference into this Item 5.02.

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        As a result of the elections and resignations described above, the Board of AbbVie is currently constituted into three classes, as follows:

Class I:	William H.L. Burnside, Edward J. Rapp, and Roy S. Roberts are appointed to serve in the first class of directors of the Board whose term expires at AbbVie's 2013 annual meeting of stockholders;
Class II:
Robert J. Alpern, M.D., Edward M. Liddy, and Frederick H. Waddell are appointed to serve in the second class of directors of the Board whose term expires at AbbVie's 2014 annual meeting of stockholders; and
Class III:	Roxanne S. Austin, Richard A. Gonzalez, and Glenn F. Tilton are appointed to serve in the third class of directors of the Board whose term expires at AbbVie's 2015 annual meeting of stockholders.

        Also effective as of immediately prior to the Effective Time:

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  Mr. Gonzalez (Chair), Ms. Austin, and Messrs. Liddy, Roberts, and Tilton were appointed to serve as members of the Executive Committee of the Board;

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  Ms. Austin (Chair) and Messrs. Burnside and Rapp were appointed to serve as members of the Audit Committee of the Board. Mr. Waddell had already been appointed to serve as a member of the Audit Committee of the Board effective November 29, 2012 and will continue to serve in that capacity;

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  Mr. Tilton (Chair), Dr. Alpern, and Messrs. Burnside and Roberts were appointed to serve as members of the Nominations and Governance Committee of the Board;

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  Mr. Liddy (Chair), Ms. Austin, and Messrs. Tilton and Waddell were appointed to serve as members of the Compensation Committee of the Board;

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  Mr. Roberts (Chair), Dr. Alpern, and Messrs. Liddy and Rapp were appointed to serve as members of the Public Policy Committee of the Board; and

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  Mr. Tilton was appointed as the lead director of the Board.

        Effective January 1, 2013, AbbVie assumed change in control agreements between Abbott and certain AbbVie officers, including Mr. Gonzalez and Ms. Schumacher, which provide certain benefits upon a qualifying termination of the officer's employment following a change in control of AbbVie. The terms of the agreements are described in AbbVie's Information Statement under the section entitled "Executive Compensation—Potential Payments on Termination or Change of Control," which is incorporated by reference into this Item 5.02.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        Effective as of 11:59 p.m., Eastern Time, on December 31, 2012, AbbVie amended and restated its Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation") and its By-Laws (the "Amended and Restated By-Laws"). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws can be found in AbbVie's Information Statement under the section entitled "Description of AbbVie's Capital Stock," which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

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Item 5.05.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

        In connection with the Distribution, the Board adopted a Code of Business Conduct effective as of immediately prior to the Effective Time. A copy of AbbVie's Code of Business Conduct is available under the Investor Relations section of AbbVie's website at www.abbvieinvestor.com.

Item 8.01.    Other Events

        On January 2, 2013, AbbVie issued a press release announcing the completion of the Distribution and the start of AbbVie's operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.2.

        In connection with the Distribution, the Board adopted Corporate Governance Guidelines effective as of immediately prior to the Effective Time. A copy of AbbVie's Corporate Governance Guidelines is available under the Investor Relations section of AbbVie's website at www.abbvieinvestor.com.

        In connection with the Distribution, the Board adopted director independence guidelines on December 31, 2012. A copy of AbbVie's director independence guidelines is available under the Investor Relations section of AbbVie's website at www.abbvieinvestor.com.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Exhibit
3.1	Amended and Restated Certificate of Incorporation of AbbVie Inc.
3.2	Amended and Restated By-Laws of AbbVie Inc.
10.1	U.S. Transition Services Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.2	Ex-U.S. Transition Services Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.3	Tax Sharing Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.4	Special Products Master Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.5	Employee Matters Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.6	International Commercial Operations Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.7	Luxembourg International Commercial Operations Agreement, dated as of December 31, 2012, by and between Abbott Investments Luxembourg S.à.r.l. and AbbVie Investments S.à.r.l.
10.8	Information Technology Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.9	Transitional Trademark License Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
99.1	Information Statement of AbbVie Inc., dated December 10, 2012
99.2	Press release of AbbVie Inc. dated January 2, 2013

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 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.
Date: January 2, 2013	By:	/s/ WILLIAM J. CHASE William J. Chase Executive Vice President, Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amended and Restated Certificate of Incorporation of AbbVie Inc.
3.2	Amended and Restated By-Laws of AbbVie Inc.
10.1	U.S. Transition Services Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.2	Ex-U.S. Transition Services Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.3	Tax Sharing Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.4	Special Products Master Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.5	Employee Matters Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.6	International Commercial Operations Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.7	Luxembourg International Commercial Operations Agreement, dated as of December 31, 2012, by and between Abbott Investments Luxembourg S.à.r.l. and AbbVie Investments S.à.r.l.
10.8	Information Technology Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
10.9	Transitional Trademark License Agreement, dated as of December 31, 2012, by and between Abbott Laboratories and AbbVie Inc.
99.1	Information Statement of AbbVie Inc., dated December 10, 2012
99.2	Press release of AbbVie Inc. dated January 2, 2013

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  Item 1.01. Entry Into a Material Definitive Agreement.
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
  Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
  Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX